Exhibit 32.2 Certification by Lorin Crenshaw pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

CERTIFICATION
In connection with the Quarterly Report of Orion Engineered Carbons S.A. on Form 10-Q for the quarterly period ended June 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lorin Crenshaw, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 4, 2020
/s/ Lorin Crenshaw
Chief Financial Officer